Exhibit 10.9
EXECUTION COPY
INTERCREDITOR AGREEMENT
          This INTERCREDITOR AGREEMENT, dated as of January 31, 2008 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time by the parties hereto, this “Agreement”), is entered into among Citicorp USA, Inc. (“CUSA”), as Term Facility Collateral Agent (as defined below) and as Term Facility Administrative Agent (as defined below), and CUSA, as Revolving Facility Collateral Agent (as defined below) and as Revolving Facility Administrative Agent (as defined below), and Dana Holding Corporation, a Delaware corporation (the “Borrower”), for itself and on behalf of each Guarantor (as defined in the Credit Agreement referred to below).
PRELIMINARY STATEMENTS:
          Whereas, the Borrower, the Guarantors (as defined below), the lenders party thereto, CUSA, as administrative agent for the Term Facility Lender Parties (as defined below) (in such capacity, the “Term Facility Administrative Agent”), and CUSA, as collateral agent for the Term Facility Secured Parties (as defined below) (the “Term Facility Collateral Agent”), are entering into a Term Facility Credit and Guaranty Agreement, dated as of the date hereof (as such agreement may be amended, amended and restated, refinanced, replaced, supplemented or otherwise modified, from time to time by the parties thereto (whether the same or different lenders and agents), the “Term Facility Credit Agreement”); and
          Whereas, the Borrower, Guarantors, the lenders party thereto, CUSA, as administrative agent for the Revolving Facility Lender Parties (as defined below) (in such capacity, the “Revolving Facility Administrative Agent”), and CUSA, as collateral agent for the Revolving Facility Secured Parties (as hereinafter defined) (in such capacity, the “Revolving Facility Collateral Agent”), are entering into a Revolving Credit and Guaranty Agreement, dated as of the date hereof (as such agreement may be amended, amended and restated, refinanced, replaced, supplemented or otherwise modified from time to time by the parties thereto (whether the same or different lenders and agents), the “Revolving Facility Credit Agreement” and, together with the Term Facility Credit Agreement, the “Credit Agreements” and each a “Credit Agreement”); and
          Whereas, it is a condition to the effectiveness of each Credit Agreement that this Agreement be executed and delivered by the parties hereto to set forth the terms of the respective rights of the Term Facility Secured Parties, on the one hand, and the Revolving Facility Secured Parties, on the other hand, and the application of any proceeds and certain other matters; and
          Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
          Section 1. Definitions
          Unless otherwise defined herein, terms defined in either Credit Agreement and used herein shall have the meanings specified in such Credit Agreement. In addition, as used in
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this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated):
          “Adequate Protection” means “adequate protection” under Section 361, 362, 363 or 364 of the Bankruptcy Code.
          “Agents” means (a) with respect to the Term Facility Lenders and Term Facility Secured Parties, collectively, the Term Facility Administrative Agent and Term Facility Collateral Agent, and (b) with respect to the Revolving Facility Lenders and Revolving Facility Secured Parties, collectively, the Revolving Facility Administrative Agent and Revolving Facility Collateral Agent.
          “Agreement” means this Intercreditor Agreement.
          “Bankruptcy Code” means 11 U.S.C. § 101 et seq.
          “Borrower” has the meaning set forth in the recitals hereto, and shall include any successor in interest thereto.
          “Collateral” means the Revolving Facility First Lien Collateral and the Term Facility First Lien Collateral, as the case may be.
          “Credit Agreement” has the meaning set forth in the recitals hereto.
          “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
          “DIP Financing” has the meaning set forth in Section 6.1 hereof.
          “Enforcement Action” means the exercise of any rights and remedies with respect to any Collateral or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Revolving Facility Collateral Documents or the Term Facility Collateral Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or under Debtor Relief Laws.
          “Exigent Circumstance” means an event or circumstance that constitutes a Senior Obligations Event of Default or that occurs during the continuance of a Senior Obligations Event of Default that materially and imminently threatens the ability of the Senior Administrative Agent or the Senior Collateral Agent to realize upon all or a material part of the Collateral, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction (other than to the extent covered by insurance) or material waste thereof, or failure of any Loan Party or Subsidiary after reasonable demand to maintain or reinstate adequate casualty insurance coverage as required by the terms of the Credit Agreements.
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          “Guarantors” means the “Guarantors” as defined in the Credit Agreements.
          “Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Debtor Relief Laws with respect to the Borrower or any other Loan Party, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership or other similar case or proceeding with respect to the Borrower or any other Loan Party or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of the Borrower or any other Loan Party, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (other than as permitted pursuant to the Credit Agreements) or (d) any general assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower or any other Loan Party.
          “Junior Administrative Agent” means (a) in respect of the Term Facility First Lien Collateral, the Revolving Facility Administrative Agent, and (b) in respect of the Revolving Facility First Lien Collateral, the Term Facility Administrative Agent.
          “Junior Collateral Agent” means (a) in respect of the Term Facility First Lien Collateral, the Revolving Facility Collateral Agent, and (b) in respect of the Revolving Facility First Lien Collateral, the Term Facility Collateral Agent.
          “Junior Credit Agreement” means (a) in respect of the Term Facility First Lien Collateral, the Revolving Facility Credit Agreement, and (b) in respect of the Revolving Facility First Lien Collateral, the Term Facility Credit Agreement.
          “Junior Documents” means (a) in respect of the Term Facility First Lien Collateral, the Revolving Facility Documents, and (b) in respect of the Revolving Facility First Lien Collateral, the Term Facility Documents.
          “Junior Lenders” means (a) in respect of the Revolving Facility First Lien Collateral, the Term Facility Lenders and (b) in respect of the Term Facility First Lien Collateral, the Revolving Facility Lenders.
          “Junior Liens” means (a) in respect of the Revolving Facility First Lien Collateral, the Term Facility Liens on such Collateral, and (b) in respect of the Term Facility First Lien Collateral, the Revolving Facility Liens on such Collateral.
          “Junior Obligations” means (a) in respect of the Term Facility Obligations, to the extent such Term Facility Obligations are secured by the Term Facility First Lien Collateral, the Revolving Facility Obligations, and (b) in respect of the Revolving Facility Obligations, to the extent such Revolving Facility Obligations are secured by the Revolving Facility First Lien Collateral, the Term Facility Obligations.
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          “Junior Obligations Collateral” means, in respect of any Junior Obligation, the Collateral securing such Junior Obligation which is not first-priority Collateral hereunder as to such Junior Obligations.
          “Junior Obligations Collateral Documents” means (a) in respect of the Revolving Facility First Lien Collateral, the Term Facility Collateral Documents, and (b) in respect of the Term Facility First Lien Collateral, the Revolving Facility Collateral Documents.
          “Junior Obligations Event of Default” means (a) in respect of the Term Facility First Lien Collateral and any Term Facility Obligations in relation thereto, any Revolving Facility Event of Default, and (b) in respect of the Revolving Facility First Lien Collateral and any Revolving Facility Obligations in relation thereto, any Term Facility Event of Default.
          “Junior Obligations Required Lenders” means (a) in respect of the Revolving Facility First Lien Collateral, the Required Term Facility Lenders, and (b) in respect of the Term Facility First Lien Collateral, the Required Revolving Facility Lenders.
          “Junior Obligations Secured Parties” means (a) in respect of the Term Facility First Lien Collateral, the Revolving Facility Secured Parties, and (b) in respect of the Revolving Facility First Lien Collateral, the Term Facility Secured Parties.
          “Loan Documents” means, collectively, the Term Facility Documents and the Revolving Facility Documents.
          “Maximum Obligations Amount” means (a) in respect of the Term Facility Credit Agreement, the sum of (i) the aggregate principal amount of Term Facility Obligations up to, but not in excess of, $1,573,000,000 plus (ii) any interest, fees, attorneys fees, costs, expenses, and indemnities payable on account of such principal amount under the Term Facility Credit Agreement in respect thereof, plus (iii) all amounts owing under Secured Hedge Agreements and Secured Credit Card Programs (in each case, as defined in the Term Facility Credit Agreement), minus the aggregate amount of all payments and prepayments of principal of Advances (as defined in the Term Facility Credit Agreement) made from and after the date hereof; and (b) in respect of the Revolving Facility Credit Agreement, the sum of (i) the aggregate principal amount (including the undrawn amount of all letters of credit and all other credit accommodations) of Revolving Facility Obligations up to, but not in excess of, $715,000,000 plus (ii) any interest, fees, attorneys fees, costs, expenses, and indemnities payable on account of such principal amount under the Revolving Facility Credit Agreement in respect thereof, plus (iii) all amounts owing under Secured Hedge Agreements and Secured Credit Card Programs (in each case, as defined in the Revolving Facility Credit Agreement), minus the aggregate amount of all permanent reductions of the Revolving Facility Commitments from and after the date hereof; provided that in no event shall this definition limit amounts owing under Secured Hedge Agreements and Secured Credit Card Programs.
          “New Senior Agent” has the meaning specified in Section 5.8 hereof.
          “Obligations” means, collectively, the Term Facility Obligations and the Revolving Facility Obligations.
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          “paid in full” and “payment in full” means, with respect to any and all Obligations, (a) payment in full thereof in cash (or otherwise to the written satisfaction of the applicable Secured Parties with respect to such Obligations), (b) in the case of any outstanding Letter of Credit (as defined in the Revolving Facility Credit Agreement), receipt of cash collateral (or a backstop letter of credit in respect thereof on terms acceptable to the Issuing Bank (as defined in the Revolving Facility Credit Agreement) and the Revolving Facility Administrative Agent) in an amount equal to the Outstanding Amount (as defined in the Revolving Facility Credit Agreement) under such Letter of Credit (as defined in the Revolving Facility Credit Agreement), and (c) termination of the Revolving Facility Commitments (as defined in the Revolving Facility Credit Agreement) and all other Obligations of the applicable Secured Parties under the Revolving Facility Documents.
          “Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness in whole or in part; provided that the Refinancing indebtedness is secured by Liens in respect of the same assets and properties that secured the Refinanced indebtedness prior to such Refinancing. “Refinanced” and “Refinancing” shall have correlative meanings. hereof.
          “Recovery” has the meaning specified in Section 6.4 hereof.
          “Required Revolving Facility Lenders” means the “Required Lenders” under and as defined in the Revolving Facility Credit Agreement.
          “Required Term Facility Lenders” means the “Required Lenders” under and as defined in the Term Facility Credit Agreement.
          “Revolving Facility Administrative Agent” has the meaning set forth in the Preliminary Statements.
          “Revolving Facility Collateral” means all assets and properties subject to Liens created by the Revolving Facility Collateral Documents to secure the Revolving Facility Obligations.
          “Revolving Facility Collateral Agent” means the Revolving Facility Collateral Agent referred to herein and any successor agent thereto pursuant to the Revolving Facility Credit Agreement, or if there is no acting Revolving Facility Collateral Agent under the Revolving Facility Credit Agreement and the other Revolving Facility Documents, the Required Revolving Facility Lenders.
          “Revolving Facility Collateral Documents” means “Collateral Documents” as defined in the Revolving Facility Credit Agreement.
          “Revolving Facility Credit Agreement” has the meaning set forth in the Preliminary Statements.
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          “Revolving Facility Event of Default” means an “Event of Default” under and as defined in the Revolving Facility Credit Agreement.
          “Revolving Facility First Lien Collateral” means any and all of the following assets and properties now owned or at any time acquired by any Loan Party (other than Excluded Assets (as defined in the Revolving Facility Security Agreement)): (a) all Accounts arising from the sale or other disposition of goods or services; (b) all Inventory; (c) to the extent evidencing, governing, securing or otherwise related to the items referred to in clauses (a) and (b), all (i) General Intangibles, (ii) Chattel Paper; (iii) Instruments, (iv) Documents, (v) Letter-of-Credit Rights, and (vi) Supporting Obligations; (d) all collection accounts, deposit accounts, commodity accounts, security accounts and any cash, Cash Equivalents or other assets in any such accounts (excluding any net cash proceeds from the sale or other disposition of any Term Facility First Lien Collateral); (e) all books and records; and (f) all products and proceeds of any and all of the foregoing in whatever form received, including proceeds of insurance and claims against third parties. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the UCC (except “Loan Party” and “Cash Equivalents”).
          “Revolving Facility Lenders” means the “Lenders” under and as defined in the Revolving Facility Credit Agreement.
          “Revolving Facility Liens” means the Liens on the Revolving Facility Collateral created under the Revolving Facility Collateral Documents to secure the Revolving Facility Obligations.
          “Revolving Facility Documents” means the “Loan Documents” under and as defined in the Revolving Facility Credit Agreement.
          “Revolving Facility Obligations” means “Obligations” (under and as defined in the Revolving Facility Credit Agreement) of the Loan Parties under the Revolving Facility Documents (whether or not any such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f) of the Revolving Facility Credit Agreement).
          “Revolving Facility Secured Parties” means, at any relevant time, the holders of the Revolving Facility Obligations outstanding at such time.
          “Revolving Facility Security Agreement” means the “Security Agreement” under and as defined in the Revolving Facility Credit Agreement.
          “Secured Parties” means, collectively, the Term Facility Secured Parties and the Revolving Facility Secured Parties.
          “Security Agreements” means, collectively, the Term Facility Security Agreement and the Revolving Facility Security Agreement.
          “Senior Administrative Agent” means (a) in respect of the Term Facility First Lien Collateral, the Term Facility Administrative Agent, and (b) in respect of the Revolving Facility First Lien Collateral, the Revolving Facility Administrative Agent.
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          “Senior Collateral Agent” means (a) in respect of the Revolving Facility First Lien Collateral, the Revolving Facility Collateral Agent, and (b) in respect of the Term Facility First Lien Collateral, the Term Facility Collateral Agent.
          “Senior Credit Agreement” means (a) in respect of the Revolving Facility First Lien Collateral, the Revolving Facility Credit Agreement, and (b) in respect of the Term Facility First Lien Collateral, the Term Facility Credit Agreement.
          “Senior Documents” means (a) in respect of the Term Facility First Lien Collateral, the Term Facility Documents and (b) in respect of the Revolving Facility First Lien Collateral, the Revolving Facility Documents.
          “Senior Liens” means (a) in respect of the Revolving Facility First Lien Collateral, the Revolving Facility Liens on such Collateral, and (b) in respect of the Term Facility First Lien Collateral, the Term Facility Liens on such Collateral.
          “Senior Obligations” means (a) to the extent such Revolving Facility Obligations are secured by the Revolving Facility First Lien Collateral, the Revolving Facility Obligations, and (b) to the extent such Term Facility Obligations are secured by the Term Facility First Lien Collateral, the Term Facility Obligations.
          “Senior Obligations Collateral” means (a) with respect to the Term Facility Obligations, the Term Facility First Lien Collateral, and (b) with respect to the Revolving Facility Obligations, the Revolving Facility First Lien Collateral.
          “Senior Obligations Collateral Documents” means (a) in respect of the Revolving Facility First Lien Collateral, the Revolving Facility Collateral Documents, and (b) with respect to the Term Facility First Lien Collateral, the Term Facility Collateral Documents.
          “Senior Obligations Event of Default” means (a) in respect of the Revolving Facility First Lien Collateral and the Revolving Facility Obligations in relation thereto, an Revolving Facility Event of Default and (b) in respect of the Term Facility First Lien Collateral and the Term Facility Obligations in relation thereto, a Term Facility Event of Default.
          “Senior Obligations Required Lenders” means (a) with respect to the Revolving Facility First Lien Collateral, the Required Revolving Facility Lenders, and (b) with respect to the Term Facility First Lien Collateral, the Required Term Facility Lenders.
          “Senior Obligations Secured Parties” means (a) with respect to the Term Facility First Lien Collateral, the Term Facility Secured Parties, and (b) with respect to the Revolving Facility First Lien Collateral, the Revolving Facility Secured Parties.
          “Senior Security Agreement” means (a) in respect of the Revolving Facility First Lien Collateral, the Revolving Facility Security Agreement, and (b) in respect of the Term Facility First Lien Collateral, the Term Facility Security Agreement.
          “Term Facility Administrative Agent” has the meaning specified in the Preliminary Statements.
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          “Term Facility Collateral” means all of the assets and properties subject to Liens created by the Term Facility Collateral Documents to secure Term Facility Obligations.
          “Term Facility Collateral Agent” means the Term Facility Collateral Agent referred to herein and any successor agent thereto pursuant to the Term Facility Credit Agreement, or if there is no acting Term Facility Collateral Agent under the Term Facility Credit Agreement and the other Term Facility Documents, the Required Term Facility Lenders.
          “Term Facility Collateral Documents” means the “Collateral Documents” as defined in the Term Facility Credit Agreement.
          “Term Facility Credit Agreement” has the meaning specified in Preliminary Statements.
          “Term Facility Credit Agreement” has the meaning specified in Preliminary Statements.
          “Term Facility Event of Default” means an “Event of Default” as defined in the Term Facility Credit Agreement.
          “Term Facility First Lien Collateral” means any and all of the following assets and properties now owned or at any time hereafter acquired by any Loan Party (other than Excluded Assets (as defined in the Term Facility Security Agreement)): (a) owned real property, Fixtures and Equipment; (b) all Intellectual Property; (c) all Equity Interests in the Borrower and its Subsidiaries; (d) all General Intangibles, Chattel Paper, Instruments and Documents (other than General Intangibles, Chattel Paper, Instruments and Documents that are Revolving Facility First Lien Collateral); (e) all Payment Intangibles that relate to real property, Fixtures or Equipment; (f) all intercompany indebtedness of the Loan Parties; (g) all permits and licenses related to any of the foregoing (including any permits or licenses related to ownership or operation of real property, Fixtures or Equipment of any Loan Party); (h) all proceeds of insurance that relate to the foregoing; (i) all books and records related to the foregoing and not constituting Revolving Facility First Lien Collateral; (j) all other Collateral not constituting Revolving Facility First Lien Collateral; and (k) all products and proceeds of the foregoing. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the UCC (except “Loan Party”).
          “Term Facility Lender Parties” means the “Lender Parties” under and as defined in the Term Facility Credit Agreement.
          “Term Facility Lenders” means the “Lenders” under and as defined in the Term Facility Credit Agreement.
          “Term Facility Liens” means the Liens on the Term Facility Collateral created under the Term Facility Collateral Documents to secure the Term Facility Obligations.
          “Term Facility Documents” means the “Loan Documents” under and as defined in the Term Facility Credit Agreement.
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          “Term Facility Obligations” means the “Obligations” (under and as defined in the Term Facility Credit Agreement) of the Loan Parties under the Term Facility Documents, whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f) of the Term Facility Credit Agreement.
          “Term Facility Secured Parties” means, at any relevant time, the holders of the Term Facility Obligations outstanding at such time.
          “Term Facility Security Agreement” means the “Term Facility Security Agreement” under and as defined in the Term Facility Credit Agreement.
          “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code of the State of New York, as amended.
          Section 2. Lien Priorities
          2.1 Relative Priorities
          Notwithstanding the date, manner or order of grant, attachment or perfection of any Lien granted to the Revolving Facility Collateral Agent or the Revolving Facility Secured Parties on the Collateral or of any Lien granted to the Term Facility Collateral Agent or the Term Facility Secured Parties on the Collateral and notwithstanding any provision of the UCC, or any applicable laws or decision or the Revolving Facility Documents or the Term Facility Documents or any other circumstance whatsoever (including, without limitation, any non-perfection of any Lien securing or purporting to secure the Revolving Facility Obligations or the Term Facility Obligations), each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) agrees that: (a) any Senior Lien on the Collateral securing the Senior Obligations now or hereafter held by or for the benefit of the Senior Obligations Secured Parties, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Junior Lien on such Collateral securing the Junior Obligations; and (b) any Junior Lien on the Collateral securing the Junior Obligations now or hereafter held by or for the benefit of the Junior Obligations Secured Parties, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Senior Liens on such Collateral securing the Senior Obligations.
          2.2 Prohibition on Contesting Liens
          Each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) agrees that it shall not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Lien held by the Senior Obligations Secured Parties in the Collateral. Each Senior Obligations Secured Party (by its acceptance of the benefits of the Senior Documents) agrees that it shall not, and hereby waives any right to, contest, or support any other Person in contesting, in any proceeding (including, without limitation, any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Lien held by the Junior Obligations Secured Parties in the Collateral;
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provided that this Section 2.2 shall not be construed to prevent or impair the rights of the Senior Obligations Secured Parties to enforce this Agreement, including without limitation, the priority of Liens in Section 2.1 and the exercise of remedies in Section 3.1
          2.3 No New Liens
          Until the payment in full of the Senior Obligations has occurred, the parties hereto agree that no Loan Party shall, or shall permit any of its Subsidiaries to (i) grant or permit any additional Liens on any asset or property to secure any Junior Obligation unless it has granted a Lien on such asset or property to secure the Senior Obligations, or (ii) grant or permit any additional Liens on any asset or property to secure any Senior Obligations unless it has granted a Lien on such asset or property to secure the Junior Obligations and any such Lien referred to in this Section 2.3 shall be subject to the provisions of Section 2.1 and Section 3.1. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Senior Obligations Secured Parties, each Junior Obligations Secured Party (by its acceptance of the benefits of the applicable Loan Documents) agrees that any amounts received by or distributed to any Junior Obligations Secured Party pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 3.2.
          Section 3. Enforcement; Application of Proceeds of Collateral and Other Payments
          3.1 Exercise of Remedies
          (a) So long as the Senior Obligations have not been paid in full, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any of its Subsidiaries (other than Excluded Subsidiaries), (i) the Junior Collateral Agent and the Junior Obligations Secured Parties (by their acceptance of the benefits of the Junior Documents) will not (1) exercise or seek to exercise any rights or remedies with respect to any Senior Obligations Collateral securing the Junior Obligations, (2) institute any action or proceeding with respect to such Senior Obligations Collateral securing the Junior Obligations (including, without limitation, any action of foreclosure, contest or protest) or (3) object to any foreclosure proceeding or action brought by the Senior Collateral Agent or any Senior Obligations Secured Party or the exercise of any right under any Senior Obligations Collateral Document or similar agreement or arrangement to which the Senior Collateral Agent or any Senior Obligations Secured Party is a party, or any other exercise by any such party of any rights and remedies, in each case relating to the Senior Obligations Collateral under the Senior Documents or otherwise; or, except as provided herein, object to any release of any or all of the Senior Obligations Collateral for any purpose, or object to the forbearance by the Senior Collateral Agent or Senior Obligations Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Senior Obligations Collateral; provided, however, that nothing herein shall be construed to impair the right of the Junior Obligations Secured Parties to exercise their rights and remedies as unsecured creditors pursuant to Section 5.4 of this Agreement; and (ii) subject to the rights of the Junior Collateral Agent and the Junior Obligations Secured Parties under the proviso to clause (i) above, the Senior Collateral Agent and the Senior Obligations Secured Parties shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding release,
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disposition, or restrictions with respect to the Senior Obligation Collateral without any consultation with or the consent of the Junior Collateral Agent or any other Junior Obligations Secured Party, and the Junior Collateral Agent shall take any action reasonably requested by the Senior Collateral Agent in order to effectuate any such enforcement, exercise, release or disposition; provided, however, that (x) in any Insolvency or Liquidation Proceeding commenced by or against any Loan Party, the Junior Collateral Agent may file a claim or statement of interest with respect to the Junior Obligations Collateral, (y) the Junior Collateral Agent and the Junior Obligations Secured Parties may take any action not adverse to the Senior Obligations Secured Parties in order to preserve or protect their rights in the Senior Obligations Collateral and the Junior Collateral Agent may act in coordination with, and not in a manner adverse to, the Senior Collateral Agent and the Senior Obligations Secured Parties in exercising any remedies initiated by the Senior Collateral Agent or Senior Obligations Secured Parties with respect to the Senior Obligations Collateral, and (z) at any time that a Junior Obligations Event of Default has occurred and as long as such Junior Obligations Event of Default is continuing, the Required Revolving Facility Lenders or the Required Term Facility Lenders, as applicable, may instruct the applicable Junior Administrative Agent to declare Junior Obligations under the applicable Junior Credit Agreement to be forthwith due and payable in accordance with Section 6.01 of the applicable Junior Credit Agreement, whereupon the Junior Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. In exercising rights and remedies with respect to the Senior Obligations Collateral, the Senior Collateral Agent and each Senior Obligations Secured Party (by its acceptance of the benefits of the Senior Documents) may enforce the provisions of the Senior Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion, subject to acting in a commercially reasonable manner in accordance with the UCC and the terms of this Agreement and the other Senior Documents. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of such Senior Obligations Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Debtor Relief Laws.
          (b) The Junior Collateral Agent and each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) agrees that it shall not, with respect to the Junior Obligations, take or receive from or on behalf of any Loan Party or any Subsidiary of a Loan Party, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy, foreclosure action or other proceeding or otherwise) any Senior Obligations Collateral or any proceeds of Senior Obligations Collateral, unless and until all Senior Obligations have been paid in full in accordance with Section 3.2 hereof. Without limiting the generality of the foregoing, unless and until the Senior Obligations have been paid in full, except as expressly provided herein, the sole right of the Junior Collateral Agent and the Junior Obligations Secured Parties with respect to the Senior Obligations Collateral is to hold a Lien on the Senior Obligations Collateral pursuant to the Junior Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after payment in full of the Senior Obligations; provided, however, that nothing in this paragraph shall be construed to impair the right of the Junior Obligations Secured Parties to receive payments of principal, interest, fees and other amounts in respect of
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the Junior Obligations as provided for in the applicable Credit Agreement and the Notes referred to in such applicable Credit Agreement, and to enforce the making of such payments by bringing suit at law (but not, except as provided in Section 3.1(a)(i) above, to exercise any rights in respect of the Liens of the Junior Collateral Agent on the Senior Obligations Collateral) with respect to any unpaid amounts of such payments. Each of the Junior Collateral Agent and the Junior Obligations Secured Parties (by its acceptance of the benefits of the Junior Documents): (i) further agrees that the Junior Collateral Agent and the other Junior Obligations Secured Parties will not take any action that would be reasonably likely to (w) hinder, delay, limit, impede or prohibit any exercise of remedies by the Senior Collateral Agent to the extent related to satisfying the Senior Obligations, including any collection, sale, lease, exchange, transfer or other disposition of the Senior Obligations Collateral, whether by foreclosure or otherwise, (x) limit, invalidate, avoid or set aside any Senior Lien or Collateral Document securing or purporting to secure the Senior Obligations, (y) subordinate the priority of the Senior Liens to the Junior Liens or (z) grant the Junior Liens securing the Junior Obligations equal ranking to the Senior Liens securing the Senior Obligations and (ii) hereby waives any and all rights it may have (other than as specified herein) as a junior lien creditor or otherwise (whether arising under the UCC or under any other applicable law) to object to the manner in which the Senior Collateral Agent or the Senior Obligations Secured Parties seek to enforce or collect the Senior Obligations or enforce the Senior Liens now or hereafter granted in any Senior Obligations Collateral to secure the Senior Obligations, regardless of whether any action or failure to act by or on behalf of the Senior Collateral Agent or the Senior Obligations Secured Parties is adverse to the interest of the Junior Obligations Secured Parties.
          3.2 Application of Proceeds of Collateral and Other Payments
          (a) So long as the payment in full of the Revolving Facility Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Loan Party, all Revolving Facility First Lien Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Revolving Facility First Lien Collateral upon the exercise of remedies by the Revolving Facility Administrative Agent or Revolving Facility Secured Parties or otherwise (prompt notice of such exercise to be given to the Term Facility Administrative Agent), shall be applied by the Revolving Facility Administrative Agent to the Revolving Facility Obligations in such order as specified in Section 21(b) of the Revolving Facility Security Agreement.
          (b) Upon the payment in full of all Revolving Facility Obligations, the Revolving Facility Administrative Agent shall deliver to the Term Facility Administrative Agent any Revolving Facility First Lien Collateral and proceeds of Revolving Facility First Lien Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Term Facility Administrative Agent in such order as specified in Section 21(b) of the Term Facility Security Agreement. Thereafter, so long as the payment in full of the Term Facility Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Revolving Facility First Lien Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Revolving Facility First Lien Collateral upon the exercise of remedies by the Term Facility Administrative Agent or otherwise (prompt notice of such exercise to be given to the Revolving Facility Administrative Agent),
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shall be applied by the Term Facility Administrative Agent to the Term Facility Obligations in such order as specified in Section 21(b) of the Term Facility Security Agreement.
          (c) So long as the payment in full of the Term Facility Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Loan Party, all Term Facility First Lien Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Term Facility First Lien Collateral upon the exercise of remedies by the Term Facility Administrative Agent or Term Facility Secured Parties or otherwise (prompt notice of such exercise to be given to the Revolving Facility Administrative Agent), shall be applied by the Term Facility Administrative Agent to the Term Facility Obligations in such order as specified in Section 21(b) of the Term Facility Security Agreement.
          (d) Upon the payment in full of Term Facility Obligations, the Term Facility Administrative Agent shall deliver to the Revolving Facility Administrative Agent any Term Facility First Lien Collateral and proceeds of Term Facility First Lien Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Revolving Facility Administrative Agent in such order as specified in Section 21(b) of the Revolving Facility Security Agreement. Thereafter, so long as the payment in full of the Revolving Facility Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, all Term Facility First Lien Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Term Facility First Lien Collateral upon the exercise of remedies by the Revolving Facility Administrative Agent or otherwise, shall be applied by the Revolving Facility Administrative Agent to the Revolving Facility Obligations in such order as specified in Section 21(b) of the Revolving Facility Security Agreement.
          3.3 Rights of Revolving Facility Collateral Agent
          Notwithstanding anything contained in this Agreement to the contrary, subject to the priorities and preferences set forth herein, and at all times prior to the payment in full of all Revolving Facility Obligations, in connection with the exercise by the Revolving Facility Collateral Agent of its rights and remedies hereunder and under the Revolving Facility Documents with respect to the Revolving Facility First Lien Collateral, in accordance with Section 5.01(f) of the Revolving Facility Credit Agreement, the Revolving Facility Collateral Agent shall have the right to enter one or more premises of the Loan Parties, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to any Loan Party to assemble, appraise, display, operate, sever, remove, maintain, manufacture, prepare for sale or lease, repair, lease, transfer and/or sell the Revolving Facility First Lien Collateral or any part thereof and may use any Term Facility First Lien Collateral constituting equipment located thereon as well as intellectual property of (or licensed by) any Loan Party necessary in respect of any Collateral in respect of the foregoing activities, and may use and have access to all books and records of the Loan Parties located thereon and may have access to and use of any other property to which such access and use are granted under the Revolving Facility Documents; provided that such access and use shall be for purposes of enforcing the rights of the Revolving Facility Collateral Agent and the Revolving Facility Secured Parties with respect to the Revolving Facility First Lien Collateral in
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accordance with the priorities, rights and preferences set forth herein. In furtherance of the foregoing, the Term Facility Collateral Agent hereby agrees that, if the Revolving Facility Collateral Agent shall require rights available under any permit, license, lease, contract or other contractual right or interest (including in respect of intellectual property) controlled by the Term Facility Collateral Agent in order to realize on, or exercise any rights or remedies in respect of, any Revolving Facility First Lien Collateral, the Term Facility Collateral Agent shall take all such actions as shall be available to it, consistent with applicable law and as reasonably requested by the Revolving Facility Collateral Agent, to make such rights available to the Revolving Facility Collateral Agent, including, if necessary, by granting to the Revolving Facility Collateral Agent non-exclusive, royalty-free, rent-free licenses (subject to the terms of the underlying license) and leases, as the Revolving Facility Collateral Agent reasonably determines to be necessary in connection with the exercise of its rights and remedies in respect of the Revolving Facility First Lien Collateral. In order to facilitate the purpose of this Section 3.3, any mortgage of, assignment of, security interest in or other Lien on the Term Facility First Lien Collateral shall be subject to the Revolving Facility Collateral Agent’s rights of access and use described above.
          Section 4.Payments
          4.1 Payments Over
          Unless and until all Senior Obligations shall have been paid in full, any Senior Obligations Collateral or proceeds thereof or any payment received by the Junior Collateral Agent or any Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents, so agreeing) from proceeds of the Senior Obligations Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Senior Collateral Agent in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Collateral Agent is hereby authorized to make any and all such endorsements as agent for the Junior Collateral Agent or any such Junior Obligations Secured Party. This authorization is coupled with an interest and is irrevocable, and is in addition to the rights of the Senior Collateral Agent under Section 5.5; provided, however, that nothing in this Section 4.1 shall be construed to impair the right of the Junior Obligations Secured Parties to receive payments of principal, interest, fees and other amounts in respect of the Junior Obligations as provided for in the applicable Junior Credit Agreement and the Notes referred to in the applicable Junior Credit Agreement, and to enforce the making of such payments by bringing suit at law (but not, except as provided in Section 3.1(a)(i) above, to exercise any rights in respect of the Liens of the Junior Collateral Agent on the Senior Obligations Collateral) with respect to any unpaid amounts of such payments.
          Section 5.Other Agreements
          5.1 Releases
          (a) Other than in connection with the payment in full of the Senior Obligations (unless such payment in full is made with proceeds from an Enforcement Action or other dispositions of Collateral), upon any release, sale or disposition of Senior Obligations Collateral permitted pursuant to the terms of the Senior Obligations Collateral Documents and
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any agreements governing the Senior Obligations that results in the release of the Senior Lien on any Senior Obligations Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action), the Junior Lien on such Senior Obligations Collateral (but not on any proceeds of such Senior Obligations Collateral which is not required to be paid to the Senior Obligations Secured Parties) shall be automatically and unconditionally released with no further consent or action of any Person.
          (b) Each of the Junior Administrative Agent and Junior Collateral Agent, on behalf of itself and the other Junior Obligations Secured Parties, at the sole cost and expense of the Loan Parties, shall promptly execute and deliver such release documents and instruments and shall take such further actions as the applicable Senior Administrative Agent and Senior Collateral Agent shall request to evidence any release of the Junior Lien described in paragraph (a) above. Each of the Junior Administrative Agent and Junior Collateral Agent and each other Junior Obligations Secured Party hereby appoints the applicable Senior Administrative Agent and Senior Collateral Agent and any officer or duly authorized person of such Senior Administrative Agent and Senior Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Junior Obligations Secured Parties and in the name of the Junior Obligations Secured Parties or in the applicable Senior Administrative Agent and Senior Collateral Agent’s own name, from time to time, in such Senior Administrative Agent and Senior Collateral Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).
          5.2 Insurance
          Unless and until the Senior Obligations are paid in full, the Senior Obligations Secured Parties shall have the sole and exclusive right, subject to the rights of the Borrower and the other Loan Parties under the Loan Documents, to adjust settlement for any insurance policy covering the Senior Obligations Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Senior Obligations Collateral. Subject to the right of the Borrower and the other Loan Parties under the Loan Documents, unless and until the Senior Obligations have been paid in full, all proceeds of any such policy and any such award shall be paid to the applicable Senior Collateral Agent for application to the Senior Obligations. Unless and until the Senior Obligations are paid in full, if the applicable Junior Collateral Agent or any applicable Junior Obligations Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Collateral Agent in accordance with the terms of Section 4 hereof (each of the Junior Obligations Secured Parties so agreeing by its acceptance of the benefits of the Junior Documents). In the event the Senior Administrative Agent, Senior Collateral Agent or Senior Obligations Secured Parties, pursuant to the terms of the Senior Documents, allow, or the terms of the Senior Documents, without regard to the consent of the Senior Administrative Agent, Senior Collateral Agent or Senior Obligations Secured Parties, allow, any portion of such insurance proceeds or condemnation or similar award to be used by the Borrower or any Subsidiary to repair or replace the Senior Obligations
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Collateral affected or for any other purpose, each of the Junior Collateral Agent and Junior Obligations Secured Parties (by their acceptance of the benefits of the Junior Documents) hereby consents thereto. Except as contemplated in the previous sentence or as otherwise provided under the Loan Documents, any payment paid to the Senior Administrative Agent or Senior Collateral Agent under this Section 5.2 shall be applied to the Senior Obligations in accordance with the Senior Documents.
          5.3 INTENTIONALLY OMITTED.
          5.4 Rights As Unsecured Creditors
          Except as otherwise set forth in Section 3.1 of this Agreement, the Junior Collateral Agent and the Junior Obligations Secured Parties may exercise rights and remedies as unsecured creditors against the Borrower or any Guarantor that has guaranteed the Junior Obligations in accordance with the terms of the Junior Documents and applicable law. Except as otherwise set forth in Section 3.1 of this Agreement, nothing in this Agreement shall prohibit the receipt by the Junior Collateral Agent or any Junior Obligations Secured Party of the required payments or optional or required prepayments of interest and principal and other amounts due in respect of the Junior Obligations so long as such receipt is not the direct or indirect result of the exercise by the Junior Collateral Agent or any Junior Obligations Secured Parties of rights or remedies as a secured creditor or enforcement in contravention of this Agreement or any other Junior Document of any Lien held by any of them.
          5.5 Senior Collateral Agent as Bailee; Representative; Relationship
          (a) The Senior Collateral Agent agrees that if it has in its possession or control any Senior Obligations Collateral (or such is in the possession or control of its agents or bailees), it will serve as bailee or as agent, as the case may be, for the Junior Collateral Agent, and any permitted assignee thereof, solely for the purpose of perfecting the security interest granted in such Collateral to the Junior Collateral Agent pursuant to the Junior Obligations Collateral Documents, subject to the terms and conditions of this Section 5.5. For the avoidance of doubt, solely for purposes of perfecting the Liens in favor of the Term Facility Collateral Agent, the Revolving Facility Collateral Agent agrees that it shall be the agent of the Term Facility Collateral Agent with respect to any deposit accounts, securities accounts or other documents or instruments included in the Collateral that are controlled or held by the Revolving Facility Collateral Agent.
          (b) Subject to applicable law, except as otherwise expressly provided for herein, until the Senior Obligations are paid in full, the Senior Collateral Agent shall be entitled to deal with the Senior Obligations Collateral in accordance with the terms of the Senior Documents as if the Liens of the Junior Obligations Secured Parties under the applicable Junior Documents did not exist. The rights of the Junior Collateral Agent and the Junior Obligations Secured Parties with respect to the Senior Obligations Collateral shall at all times be subject to the terms of this Agreement.
          (c) Subject to applicable law, the Senior Collateral Agent shall have no obligation whatsoever to the Junior Collateral Agent or any Junior Obligations Secured Party to
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assure that the Senior Obligations Collateral is genuine or owned by any Loan Party or to preserve the rights or benefits of any Person.
          (d) Neither the Senior Collateral Agent nor any Senior Obligations Secured Party shall have by reason of the Senior Documents, Junior Documents, this Agreement or any other document a fiduciary relationship in respect of the Junior Collateral Agent or any Junior Obligations Secured Party (each of the Junior Obligations Secured Parties so agreeing by its acceptance of the benefits of the Junior Documents). Neither the Junior Collateral Agent nor any Junior Obligations Secured Party shall have by reason of the Junior Documents, this Agreement or any other document a fiduciary relationship in respect of the Senior Collateral Agent or any Senior Obligations Secured Party (each of the Senior Obligations Secured Parties so agreeing by its acceptance of the benefits of the Senior Documents).
          (e) Each Senior Obligations Secured Party (by its acceptance of the benefits of the Senior Documents) hereby authorizes the Senior Collateral Agent, upon the payment in full of the Senior Obligations, to deliver to the Junior Collateral Agent the Senior Obligations Collateral held or received by it, together with any necessary endorsement and any other proceeds of Senior Obligations Collateral held by it.
          (f) The Senior Collateral Agent and the Junior Collateral Agent shall each be entitled to rely upon any certificate, notice, consent or other instrument in writing (including any facsimile transmission) believed by such Senior Collateral Agent to be genuine and correct and to have been signed or sent or made by or on behalf of a proper Person.
          (g) In furtherance and not in limitation of the provisions of this Section 5.5, in any Insolvency or Liquidation Proceeding commenced by or against a Loan Party, the Senior Collateral Agent may file proofs of claim or statements of interest on behalf of the Junior Obligations Secured Parties with respect to the Junior Obligations.
          (h) The Borrower and each other Loan Party agrees that each Junior Obligations Collateral Document shall include the following language (or language to similar effect approved by the Senior Collateral Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Junior Collateral Agent] pursuant to this Agreement and the exercise of any right or remedy by the [Junior Collateral Agent] hereunder with respect to the [Revolving Facility First Lien Collateral] [Term Facility First Lien Collateral] are subject to the provisions of the Intercreditor Agreement, dated as of January 31, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Citicorp USA, Inc., as Term Facility Administrative Agent, and Citicorp USA, Inc., as Term Facility Collateral Agent, Citicorp USA, Inc., as Revolving Facility Administrative Agent and as Revolving Facility Collateral Agent, Dana Holding Corporation and certain other persons party or that may become party thereto from time to time. As among the Revolving Facility Secured Parties and the Term Facility Secured Parties, in the event of any conflict between the terms of
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the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
          5.6 Purchase Option
          (a) Upon the occurrence and during the continuance of an Revolving Facility Event of Default set forth in Section 6.01(a) or Section 6.01(f) of the Revolving Facility Credit Agreement and upon receipt by the Term Facility Administrative Agent of notice from the Revolving Facility Administrative Agent of (i) the acceleration of the Revolving Facility Obligations or (ii) the enforcement of the rights and remedies of the Revolving Facility Collateral Agent or the other Revolving Facility Secured Parties with respect to the Revolving Facility Collateral, the Term Facility Lenders shall have the option to purchase pursuant to an Assignment and Acceptance all, but not less than all, of the Revolving Facility Obligations outstanding at the time of such purchase or, in the case of the Secured Hedge Agreements, an amount equal to the Agreement Value (as defined in the Revolving Facility Credit Agreement) and all other rights and claims of the Revolving Facility Secured Parties (each of the Revolving Facility Secured Parties so agreeing by its acceptance of the benefits of the Revolving Facility Loan Documents), and, upon any such purchase, such Term Facility Lenders shall assume and the applicable Revolving Facility Lenders shall be relieved of their obligations under the Revolving Facility Loan Documents (including, without limitation, any obligation to advance any further monies or participate in Letters of Credit), for a purchase price equal to the aggregate outstanding principal amount of the Revolving Facility Obligations owing to the Revolving Facility Lenders or, in the case of the Secured Hedge Agreements, an amount equal to the Agreement Value (as defined in the Revolving Facility Credit Agreement), together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Revolving Facility Lenders under the Revolving Facility Loan Documents.
          (b) The Term Facility Administrative Agent shall be provided with at least five (5) Business Days’ prior written notice of any acceleration or enforcement, of the Revolving Facility Obligations and shall during such period have the option to provide five (5) Business Days’ prior written irrevocable notice of the exercise of its purchase option in connection therewith; provided, however, in the event of any Exigent Circumstance that results in any such acceleration or enforcement, the Revolving Facility Administrative Agent shall not be required to give such five (5) Business Days’ notice and shall instead give such notice as soon as practicable, and the Lenders shall have five (5) Business Days after the receipt of such notice to provide written irrevocable notice of the exercise of their purchase option.
          5.7 Amendments to Senior Documents and Junior Documents
          (a) The Term Facility Documents and the Term Facility Credit Agreement may be amended, supplemented, waived, departed from or otherwise modified in accordance with their terms, and the Term Facility Credit Agreement may be Refinanced with the same or different lenders or representatives in a Refinancing, in each case without the consent of the Revolving Facility Administrative Agent, the Revolving Facility Lenders, the Revolving Facility Collateral Agent or the Revolving Facility Secured Parties; provided, however, that the holders of any such Refinancing must bind themselves in writing to the terms of this Agreement and any
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such amendment, supplement, modification or Refinancing shall not be made without the consent of the Revolving Facility Administrative Agent if the effect is to:
     (i) increase the principal amount of the Term Facility Obligations to an amount in excess of the applicable Maximum Obligations Amount,
     (ii) increase any applicable interest rate margins by more than 2% per annum, except in connection with the imposition of a default rate of interest in accordance with the terms of the Term Facility Documents, the application of pricing grid or the incurrence of incremental loans (as in effect on the date hereof or as permitted to be amended hereby),
     (iii) INTENTIONALLY OMITTED,
     (iv) directly prohibit or restrict the payment of principal of, interest on, or other amounts payable with respect to the Revolving Facility Obligations in a manner that is more restrictive than the prohibitions and restrictions currently contained in the Term Facility Credit Agreement, or
     (v) subordinate in right of payment any of the Term Facility Obligations, or subordinate the Senior Liens on the Term Facility First Lien Collateral securing the Term Facility Obligations (other than in a manner consistent with the terms of the Term Facility Credit Agreement as in effect on the date hereof or as permitted to be amended hereby).
          (b) The Revolving Facility Documents and the Revolving Facility Credit Agreement may be amended, supplemented, waived, departed from or otherwise modified in accordance with their terms and the Revolving Facility Credit Agreement may be Refinanced with the same or different lenders or representatives in a Refinancing, in each case without the consent of the Term Facility Administrative Agent, the Term Facility Lenders, the Term Facility Collateral Agent or the Term Facility Secured Parties; provided, however, that the holders of any such Refinancing debt must bind themselves in writing to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not be made without the consent of the Term Facility Administrative Agent if the effect is to:
     (i) increase the maximum principal amount of the Revolving Facility Obligations to an amount in excess of the applicable Maximum Obligations Amount,
     (ii) increase any applicable interest rate margins by more than 2% per annum, except in connection with the imposition of a default rate of interest in accordance with the terms of the Revolving Facility Documents, the application of pricing grid or the incurrence of incremental loans (as in effect on the date hereof or as permitted to be amended hereby),
     (iii) INTENTIONALLY OMITTED,
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     (iv) directly prohibit or restrict the payment of principal of, interest on, or other amounts payable with respect to the Term Facility Obligations in a manner that is more restrictive than the prohibitions and restrictions currently contained in the Revolving Facility Credit Agreement, or
     (v) subordinate in right of payment any of the Revolving Facility Obligations, or subordinate the Senior Liens on the Revolving Facility First Lien Collateral securing the Revolving Facility Obligations (other than in a manner consistent with the terms of the Revolving Facility Credit Agreement as in effect on the date hereof or as permitted to be amended hereby).
          (c) Notwithstanding anything contained in this Agreement to the contrary, in the event any Senior Collateral Agent or the Senior Obligations Secured Parties and the relevant Loan Party enter into any amendment, waiver or consent in respect of any of the Senior Obligations Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Document or changing in any manner the rights of the Senior Collateral Agent, such Senior Obligations Secured Parties, the Borrower or any other Loan Party thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the comparable Junior Obligations Collateral Document without the consent of the Junior Collateral Agent or the Junior Obligations Secured Parties and without any action by the Junior Collateral Agent, the Borrower or any other Grantor, provided, however, that
     (i) no such amendment, waiver or consent shall have the effect of
     (A) removing assets subject to Junior Liens under the Junior Obligations Collateral Documents, except to the extent that a release of such Junior Liens are permitted or required by Section 5.1 of this Agreement or, for the avoidance of doubt, in connection with an exercise of remedies under Section 3.1 of this Agreement the proceeds of which are used to pay Senior Obligations, in each case provided that there is a corresponding release of such Liens securing the Senior Obligations or
     (B) imposing duties on the Junior Collateral Agent without its consent and
     (ii) notice of such amendment, waiver or consent shall have been given to the Junior Collateral Agent by the Senior Collateral Agent or the Senior Administrative Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent.
          5.8 Actions in Connection with Certain Refinancings
          If, at any time concurrently with or after the Senior Obligations are deemed for purposes of this Agreement “paid in full”, any Loan Party enters into a Refinancing of any Senior Obligations, then the obligations under such Refinancing shall automatically and immediately be treated as Senior Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Senior Obligations Collateral set forth herein, and the Senior Collateral Agent under the documents and other instruments evidencing
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such Refinancing (the “New Senior Agent”) shall be deemed to be the Senior Collateral Agent, and such agreements and other instruments shall be “Senior Documents” for all purposes of this Agreement and the New Senior Agent shall bind itself in a joinder agreement to this Agreement or other writing, reasonably acceptable to the Junior Administrative Agent.
          Section 6.Insolvency or Liquidation Proceedings
          6.1 Financing Issues; Adequate Protection
          If any Loan Party shall be subject to any Insolvency or Liquidation Proceeding, the Junior Collateral Agent and each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) agrees that (a) if the Senior Collateral Agent shall desire to permit the use of cash collateral or to permit the Loan Parties (or any of them) to obtain financing under section 363 or section 364 of the Bankruptcy Code (“DIP Financing”), the Junior Collateral Agent will not raise any objection to and will not contest (or support any Person in objecting to or contesting) such use of cash collateral or DIP Financing, and (b) the Junior Collateral Agent will not raise any objection to and will not contest (or support any Person in objecting to or contesting) (x) any request by the Senior Collateral Agent or the Senior Obligations Secured Parties for Adequate Protection or (y) any objection by the Senior Collateral Agent or the other Senior Obligations Secured Parties to any motion, relief, action or proceeding based on the Senior Obligations Secured Parties claiming a lack of Adequate Protection. Notwithstanding the foregoing, such agreement of the Junior Collateral Agent and each Junior Obligations Secured Party is conditioned upon: (i) any such use of cash collateral or DIP Financing not modifying the terms of this Agreement without the approval of the Junior Obligations Required Lenders required to consent thereto pursuant to Section 8.3, (ii) the Junior Collateral Agent, on behalf of itself and on behalf of the Junior Obligations Secured Parties, being able to seek the benefit of a replacement Lien on the Collateral (including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding) or a Lien on additional collateral, and (iii) the Junior Collateral Agent, on behalf of itself and on behalf of the Junior Obligations Secured Parties, being able to seek post-petition interest without any objection thereto or contest thereof (or the support of any other Person objecting to or contesting the same) being made by the Senior Collateral Agent; provided, however, that (x) unless and until all Senior Obligations shall have been paid in full, any request by such Junior Collateral Agent or any Junior Obligations Secured Party for Adequate Protection in the form of a replacement Lien on Senior Obligations Collateral or a Lien on additional collateral shall be conditioned on the receipt by the Senior Collateral Agent, on behalf of the Senior Obligations Secured Parties, of a Lien on such Senior Obligations Collateral or additional collateral and (y) any Lien on such Senior Obligations Collateral or additional collateral securing the Junior Obligations shall be subordinated in priority to the Liens on such collateral securing the Senior Obligations and any other Liens granted to the Senior Collateral Agent or the Senior Obligations Secured Parties as Adequate Protection on the same basis as the Liens on the Collateral in favor of the Junior Collateral Agent are subordinated in priority in favor of the Senior Collateral Agent pursuant to the terms and conditions of this Agreement. To the extent the Liens securing the Senior Obligations are subordinated in priority or pari passu with such DIP Financing, the Junior Collateral Agent will subordinate the priority of its Liens on the Senior Obligations Collateral to such DIP Financing and all Senior Obligations relating thereto on the same basis as the Liens
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securing the Junior Obligations are subordinated to the other Senior Obligations under this Agreement.
          6.2 Relief from the Automatic Stay
          The Junior Collateral Agent and each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) agrees that it will not seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Senior Obligations Collateral, without the prior written consent of the Senior Collateral Agent and the Senior Obligations Required Lenders.
          6.3 No Waiver
          Except as provided in Sections 3.1 and 6.1, nothing contained herein shall prohibit or in any way limit the Senior Collateral Agent or any Senior Obligations Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Junior Collateral Agent or any Junior Obligations Secured Party, including, without limitation, the seeking by the Junior Collateral Agent or any Junior Obligations Secured Party of Adequate Protection or the asserting by any Junior Obligations Secured Party of any of its rights and remedies under the Junior Documents or otherwise.
          6.4 Preference Issues
          If any Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or the estate of any other Loan Party any amount (a “Recovery”), then the Obligations of such Secured Party shall be reinstated to the extent of such Recovery and such Secured Party shall be entitled to receive payment in full of all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.
          Section 7.Waivers; etc.
          7.1 No Waiver of Provisions
          (a) No right of any party to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any of the other Loan Parties or by any act or failure to act by any Person, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the Loan Documents, regardless of any knowledge thereof which the Senior Administrative Agent, Senior Collateral Agent, the Senior Obligations Secured Parties, the Junior Administrative Agent, Junior Collateral Agent, the Junior Obligations Secured Parties or any of them, may have or be otherwise charged with.
          (b) Each of the Junior Collateral Agent and each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) agrees that the Senior
DANA — Intercreditor Agreement

Obligations Secured Parties and the Senior Collateral Agent shall have no liability to the Junior Collateral Agent or any Junior Obligations Secured Parties, and the Junior Collateral Agent and each Junior Obligations Secured Party hereby (by its acceptance of the benefits of the Junior Documents) waives any claim against any Senior Obligations Secured Party or the Senior Collateral Agent arising out of any and all actions which any of the Senior Obligations Secured Parties or the Senior Collateral Agent may take or permit or omit to take with respect to (i) the Senior Documents, (ii) the collection of the Senior Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, the Senior Obligations Collateral (except only, in the case of Senior Obligations Collateral, to the extent such foreclosure, sale, liquidation or other disposition is not made in a commercially reasonable manner in accordance with the UCC or contrary to this Agreement or the other Senior Documents). The Junior Collateral Agent and each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) agrees that the Senior Collateral Agent and the Senior Obligations Secured Parties have no duty to them in respect of the maintenance or preservation of the Collateral.
          (c) Unless and until the Senior Obligations are paid in full, the Junior Collateral Agent and each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a secured creditor may have under applicable law.
          7.2 Obligations Unconditional
          All rights, interests, agreements and obligations of the Senior Collateral Agent and the Senior Obligations Secured Parties and the Junior Collateral Agent and the Junior Obligations Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:
     (a) any lack of validity or enforceability of any Loan Documents;
     (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Obligations, or any amendment or waiver or other modification, including, without limitation, any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of either Credit Agreement or of the terms of any of the other Loan Documents made in accordance with their terms;
     (c) any exchange, release or nonperfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Obligations or any guarantee thereof;
     (d) the commencement of any Insolvency or Liquidation Proceeding; or
     (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Loan Party in respect of the
DANA — Intercreditor Agreement

Senior Obligations, or of any Junior Obligations Secured Party in respect of this Agreement;
provided, however, that nothing in this Section 7.2 shall be construed to modify or amend the provisions of Section 5.7 of this Agreement.
          Section 8.Miscellaneous
          8.1 Conflicts
          Except as expressly provided herein, in the event of any conflict between the provisions of this Agreement and the provisions of any other Loan Document, the provisions of this Agreement shall govern as among the Revolving Facility Secured Parties and the Term Facility Secured Parties. It is further expressly understood that the Lien priorities and other terms referred to herein shall not in any way modify or relieve the Borrower or any other Loan Party of or from any liability or obligation that the Borrower or any other Loan Party may have to the Senior Obligations Secured Parties and the Junior Obligations Secured Parties under the applicable Credit Agreement or any of the other applicable Loan Documents.
          8.2 Continuing Nature of this Agreement
          This Agreement (other than the provisions in Section 3.2) shall continue to be effective until all Obligations have been paid in full. This is a continuing agreement of lien subordination and the Senior Obligations Secured Parties may continue, at any time and without notice to the Junior Collateral Agent or any Junior Obligations Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Subsidiary on the faith hereof. Except as expressly provided herein, the Junior Collateral Agent and each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.
          8.3 Amendments; Waivers
          No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same is made by the Borrower, the Revolving Facility Administrative Agent and the Term Facility Administrative Agent.
          8.4 Notices
          Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be made in accordance with Section 10.02 of the Credit Agreements or in accordance with Section 24 of the Revolving Facility Security Agreements and Section 23 of the Term Facility Security Agreement in the case of any Loan Party other than the Borrower.
DANA — Intercreditor Agreement

          8.5 Further Assurances
          The Junior Collateral Agent and each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents) agrees that each of them shall, at the Borrower’s expense, take such further action and shall execute and deliver to the Senior Collateral Agent and the Senior Obligations Secured Parties such additional documents and instruments (in recordable form, if requested) as the Senior Collateral Agent or the other Senior Obligations Secured Parties may reasonably request to effectuate the terms of and the Lien subordination contemplated by this Agreement.
          8.6 Governing Law
          This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
          8.7 Specific Performance
          Each of the Agents and the Secured Parties may demand specific performance of this Agreement. Each of the Senior Collateral Agent and each Senior Obligations Secured Party (by its acceptance of the benefits of the Senior Documents), the Junior Collateral Agent and each Junior Obligations Secured Party (by its acceptance of the benefits of the Junior Documents), as the case may be, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the other Person.
          8.8 Section Titles; Time Periods
          The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement, except when used to reference such sections. In the computation of time periods, unless otherwise specified, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding” and the word “through” means “to and including”. The term “including” when used in this Agreement means “including without limitation”, except when used in the computation of time periods.
          8.9 Counterparts
          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
DANA — Intercreditor Agreement

          8.10 Effectiveness
           This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or any other Loan Party shall include the Borrower or such other Loan Party as debtor and debtor-in-possession and any receiver or trustee for the Borrower or such other Loan Party (as the case may be) in any Insolvency or Liquidation Proceeding.
[Signature Pages Follow]
DANA — Intercreditor Agreement

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CITICORP USA, INC., as Senior Collateral Agent and Junior Collateral Agent
By:	/s/ Dale E. Goncher
	Name:	Dale E. Goncher
	Title:	Vice President

CITICORP USA, INC., as Senior Administrative Agent and Junior Administrative Agent
By:	/s/ Dale E. Goncher
	Name:	Dale E. Goncher
	Title:	Vice President
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DANA HOLDING CORPORATION, as Borrower
By:	/s/ Kenneth A. Hiltz
	Name:	Kenneth A. Hiltz
	Title:	Chief Financial Officer

By:	/s/ Teresa L. Mulawa
	Name:	Teresa L. Mulawa
	Title:	Treasurer

DANA — Intercreditor Agreement